UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.__)

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InkSure Technologies Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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INKSURE TECHNOLOGIES INC.
589 FIFTH AVENUE, SUITE 401
NEW YORK, NEW YORK 10017

August 8, 2011

Dear Fellow Stockholders:

An Annual Meeting of Stockholders will be held on Thursday, September 8, 2011 at 10:00 A.M. local time, at the offices of Z.A.G. / S&W LLP – 1290 Avenue of the Americas, 32nd Floor, New York, New York, 10104.

The Notice of Annual Meeting and Proxy Statement, which follow, describe the business to be conducted at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Pacific Stock Transfer Company, in writing, at 4045 S. Spencer Street, Suite 403 Las Vegas, NV 89119.

Your vote is very important, and we will appreciate a prompt return of your signed proxy card.

Cordially, Tal Gilat President and Chief Executive Officer

INKSURE TECHNOLOGIES INC.
589 FIFTH AVENUE, SUITE 401
NEW YORK, NEW YORK 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 8, 2011

To the Stockholders of InkSure Technologies Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of InkSure Technologies Inc. (the “Company”) will be held on Thursday, September 8, 2011 at 10:00 A.M. local time at the offices of Z.A.G. / S&W LLP – 1290 Avenue of the Americas, 32nd Floor, New York, New York, 10104, for the following purposes:

(i)             To elect the five members named in the accompanying proxy statement, to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal;

(ii)            To ratify and approve the InkSure 2011 Employees, Directors and Consultants Stock Plan, as approved by the Board of Directors on August 4, 2011; and

(iii)           To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record on the books of the Company at the close of business on August 5, 2011 will be entitled to notice of and to vote at the meeting or any adjournments thereof.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on March 30, 2011, which contains financial statements, accompanies this Notice and the attached Proxy Statement.

August 8, 2011	By order of the Board of Directors Tal Gilat President and Chief Executive Officer

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

PROXY STATEMENT

INKSURE TECHNOLOGIES INC.

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 8, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of InkSure Technologies Inc. (“InkSure”, “Company”, “us”, “our”, or “we”) for use at the Annual Meeting of Stockholders to be held on Thursday, September 8, 2011 (the “Annual Meeting”), including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

Management intends to mail this proxy statement, the accompanying form of proxy and annual report to stockholders on or about August 15, 2011.

The address and telephone number of the principal executive offices of the Company are:

InkSure Technologies Inc.
589 Fifth Avenue, Suite 401
New York, NY 10017
Telephone: (646) 233-1454

- i -

GENERAL INFORMATION

Outstanding Stock and Voting Rights

Only stockholders of record at the close of business on August 5, 2011 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding  42,312,088 shares of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”), the Company’s only class of voting securities. Each share of Common Stock entitles the holder thereof to cast one vote on each matter submitted to a vote at the Annual Meeting.

Voting Procedures; Quorum

At the Annual Meeting, provided a quorum is present, the nominees for election as directors, receiving the greatest number of votes cast whether in person, or represented by proxy, up to the number of directors to be elected, which is five, will be elected as directors of the Company. All other matters to come before the Annual Meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter presented in person or by proxy, provided a quorum is present. A quorum is present if at least a majority of the shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. It is currently anticipated that votes will be counted and certified by an Inspector of Election who is currently expected to be either an employee of the Company or its transfer agent. In accordance with Delaware law, abstentions and “broker non-votes” (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote “against” a matter presented at the meeting if the matter requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on such matter. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Broker non-votes will have no legal effect on the vote on the election of directors.

Revocability of Proxies

The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. Any stockholder who has executed a proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting.

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and the Company expects to reimburse such persons for their reasonable out-of-pocket expenses. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

PROPOSAL I: ELECTION OF DIRECTORS

At this year’s Annual Meeting of Stockholders, five (5) directors will be re-elected to the Board of Directors, which number will constitute the entire Board. Each director will be elected to a one-year term and will hold office until the 2012 Annual Meeting of Stockholders and until his successor has been duly elected and qualified or until his earlier death, resignation or removal. It is the intention of the Board of Directors to nominate Jonathan Bettsack, Gadi Peleg, Alon Raich, David W. Sass and Pierre L. Schoenheimer as directors.

At this year’s Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors that he will be available to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES SPECIFIED BELOW.

The following information is with respect to the nominees for election at this Annual Meeting of Stockholders:

DIRECTORS
(To be Elected)
(New Term Will Expire in 2012)

 JONATHAN BETTSACK, 41, joined us as a director in May 2010. In 1992 he joined as third generation to his family business.  He was involved as founder in the establishment and sale of Sinfonet, the largest internet company in Panama.  Jonathan's family enterprise currently owns the leading technology and computer retailer in Panama, Multimax, as well as Multitek, a business systems integrator company with offices in Panama, Colombia and Chile. Both companies have a combined labor force of over 500 employees. In real estate, the Bettsak family has been involved in land development and property leasing for many years. They are currently constructing apartment complexes as well as office centers, office buildings, hotel resorts and shopping malls. In 2008 Mr. Bettsak joined the board of Digicel Panama, a leading cellular operator.  Mr. Bettsack received his B.A. in Finance from the American University in Washington D.C. in 1991 and completed the Harvard Business School Owner, President, Manager Program in 2011. Mr. Bettsack's significant experience in the development of multinational businesses with diverse structures makes him suitable to serve as a director of the Company.

GADI PELEG, 36, joined us in August 2008 as a director. On February 3, 2010, Mr. Peleg was appointed as our Chairman of the Board. Since May 2003, Mr. Peleg has been the president of Cape Investment Advisors, Inc., a private investment firm. Mr. Peleg also serves on the board of directors of Atelier 4, Inc., a logistics firm specializing in the care and transport of fine art and antiquities, which he joined in November 2005. Mr. Peleg received his BS from Columbia School of Engineering and Applied Science in 1997 and completed the Harvard Owner, President, Manager Program in 2008. Mr. Peleg’s diverse investment and managerial experience makes him suitable to serve as our Chairman of the Board and as a director of the Company.

ALON RAICH, 35, joined us as a director in December 2009. Mr. Raich is a Certified Public Accountant admitted to practice in Israel since 2004. In 2005 he joined ICTS International NV, an aviation security company traded on over the counter stock market (OTC: ICTSF.OB), as a Controller, and since 2008 acts as its Chief Financial Officer. Between the years 2001 - 2005 Mr. Raich worked in the accounting firm, Kesselman & Kesselman, PriceWaterhouseCoopers (PwC). Mr. Raich holds a B.A. in economics and accounting and an M.A. in law both from Bar-Ilan University, Israel. Mr. Raich is familiar with the requirements of the SEC and the accounting and financial requirements for publicly-traded companies, making him suitable to serve as a director of the Company.

DAVID W. SASS, 75, joined us in February 2003 as director. Mr. Sass is a director and officer of other private companies. For the past 50 years, Mr. Sass has been a practicing attorney in New York City and is currently a senior partner in the law firm of McLaughlin & Stern, LLP, a director of ICTS International N.V., an aviation security company traded on over the counter stock market (OTC: ICTSF.OB), an honorary trustee of Ithaca College and a Director of Temple University Law Foundation. Mr. Sass holds a B.A. from Ithaca College, a J.D. from Temple University School of Law and an LL.M. in taxation from New York University School of Law. In addition to his experience as a practicing attorney specializing in many aspects of corporate law, Mr. Sass also has experience in running a $100 million business making him even more suitable for the role of director of the Company.

PIERRE L. SCHOENHEIMER, 78, has been one of our directors since August 2006. Mr. Schoenhiemer is the managing director of Radix Organization, Inc., a private investment banking firm, which he founded in 1970. He is a director of Atelier 4, a logistics firm specializing in the care and transport of fine art and antiquities, which he joined in November 2005. From January 1998 until December 2005, Mr. Schoenheimer was a principal of Radix Capital Management, LLC, a General Partner in the Austin Capital & Radix Sterling Fund, Ltd., a Fund of Hedge Funds, which he also co-founded. Mr. Schoenheimer holds a B.A. from the New England College, a M.S. in Business from Columbia University and participated in the Owner/President Management Program (OPM) at Harvard University. Mr. Schoenheimer's experience in finance and corporate management renders him suitable to serve as a director of the Company.

PROPOSAL II: RATIFICATION OF BOARD RESOLUTION TO ADOPT THE INKSURE 2011 EMPLOYEES, DIRECTORS AND CONSULTANT STOCK PLAN

In August 2011, the Board approved a resolution to adopt the InkSure 2011 Employees, Directors and Consultants Stock Plan (the “Stock Plan”).

The Board further recommended in its August 2011 resolution, that the Stock Plan be recommended and presented to the stockholders of the Company for their approval and ratification at the next Annual Meeting of the stockholders.

Summary of the Stock Plan

The following summary of the material features of the Stock Plan is qualified in its entirety by reference to the complete text of the Stock Plan which is filed as Appendix A herewith.

Purposes of the Stock Plan

The purpose of the Stock Plan is to encourage employees, directors and other individuals (whether or not employees) who render services to the Company and its subsidiaries to continue their association with the Company and its subsidiaries by providing opportunities for them to participate in the ownership of the Company and in its future growth through the issuance to such persons of restricted shares of Common Stock of the Company (“Restricted Stock”).

Shares Subject to the Stock Plan

The total number of shares of  the Company’s Common Stock that can be issued under the Stock Plan shall be determined from time to time by the Board, provided, however, that such number, together with the number of shares of Common Stock underlying: (i) stock options that may be issued under the InkSure Technologies Inc. 2002 Employee, Director and Consultant Stock Option Plan (the “Stock Option Plan”), and (ii) stock options granted outside the Stock Option Plan, shall not exceed ten million (10,000,000) shares of the Company’s Common Stock. This number shall be subject to adjustment upon certain events in accordance with the provisions of the Stock Plan.

Administration of the Stock Plan

The Stock Plan shall be administered by the Board of Directors of the Company.  The Board shall from time to time determine to whom Restricted Stock shall be issued under the Stock Plan, and the terms and number of shares to be issued to such person. The Board may delegate to the Compensation Committee of the Board (the “Committee”), if any, the authority of the Board to make determinations and to take actions described in the Stock Plan, but the authority to issue shares of Restricted Stock under the Stock Plan shall remain with the Board at all times, and the Committee may only make recommendations to the Board in connection with such issuances.

Eligibility for Participation

The individuals who shall be eligible to be issued shares of Restricted Stock under the Stock Plan shall be employees, directors and other individuals who render services to the management, operation or development of the Company or a subsidiary and who have contributed or may be expected to contribute to the success of the Company or a subsidiary (each a “Grantee”).

Terms and Conditions of the Restricted Stock

Upon the issuance of any shares of Restricted Stock to a Grantee, the Grantee shall execute and deliver to the Company a written Restricted Stock Agreement in such form as the Board shall approve from time to time, specifying the number of shares of Restricted Stock that were issued to the Grantee, the consideration, the restrictions on transfer of such Restricted Stock, and the terms under which the Restricted Stock may be released from restriction in whole or in part and such other terms and conditions as the Board shall approve.

Each Restricted Stock Agreement shall state: (i) the number of shares of Restricted Stock issued to such Grantee, (ii) an amount of purchase price, if any, to be paid by the Grantee in consideration for the issuance of the Restricted Stock, (iii) the terms of payment of such amount, and (iv) the vesting schedule, if any, for the Restricted Stock.

Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Board or the Committee shall determine from the issuance date (the "Restricted Period"), and may be subject to repurchase provisions.

The Board or the Committee, as applicable, may also impose such additional or alternative restrictions and conditions on the Restricted Stock, as it deems appropriate, including the satisfaction of performance criteria. Certificates for shares issued pursuant to Restricted Stock shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares in contravention of such restrictions shall be null and void and without effect. Such certificates may, if so determined by the Committee, be held in escrow by an escrow agent appointed by the Board or the Committee, or, if a Restricted Stock is issued pursuant to Section 102 of the Israeli Income Tax Ordinance, as amended, by a Trustee.

The Board or the Committee, as applicable, may adjust performance goals to take into account changes in law and accounting and tax rules and to make such adjustments as the Board or the Committee deems necessary or appropriate to reflect the inclusion or the exclusion of the impact of extraordinary or unusual items, events or circumstances. The Board or the Committee, as applicable, may also adjust the performance goals by reducing the amount to be received by any Grantee if and to the extent that the Board or the Committee deems it appropriate.

During the Restricted Period the Grantee shall possess all incidents of ownership of such Restricted Stock, including the right to receive dividends with respect to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original stock award.

Issuance of Restricted Stock

The issuance of Restricted Stock under the Stock Plan shall be made by action of the Board at a meeting at which a quorum of its members is present, or by unanimous written consent of all its members.

Effective Date, Duration, Amendment and Termination of the Stock Plan

The Stock Plan is effective as of August 4, 2011, subject to ratification by the stockholders within twelve (12) months after such date. Shares of Restricted Stock may be issued prior to such ratification.  The Board may issue Restricted Stock under the Stock Plan from time to time until the close of business on August 4, 2021. The Board may at any time amend the Stock; provided, however, that without approval of the Board, or if applicable, the Company’s stockholders, there shall be no:  (a) change in the number of shares of Common Stock that may be issued under the Stock Plan; (b) change in the class of persons eligible to receive Restricted Stock; or (c) other change in the Stock Plan that requires the Board’s or the Company’s stockholder approval under applicable law.  The Plan may be terminated at any time by action of the Board, but any such termination will not terminate any shares of Restricted Stock then outstanding.

U.S. Tax Treatment

To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes with respect to any income recognized by a Grantee by reason of issuance of Restricted Stock or by reason of the vesting of Restricted Stock, and as a condition for the issuance of any Restricted Stock by the Company, the Grantee shall agree that if the amount payable to him by the Company or any subsidiary in the ordinary course is insufficient to pay such taxes, then he shall upon the request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations. Without limiting the foregoing, the Board may in its sole discretion permit any Grantee’s withholding obligation to be paid in whole or in part in the form of shares of Common Stock of the Company, by withholding from the shares to be issued or by accepting delivery from the Grantee of shares already owned by him.

Under current federal income tax law, persons receiving common stock pursuant to a grant of restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares received over the purchase price, if any. We generally will be entitled to a corresponding federal income tax deduction. When such stock is sold, the seller generally will recognize capital gain or loss based on the excess of the fair market value of the shares received over the seller's tax basis in the stock.

Special rules apply if the stock acquired is subject to vesting or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers, and 10% stockholders.

If required by law, Participants must pay withholding taxes or agree to have such taxes withheld by transferring shares or allowing shares to be withheld, if allowed by law.

Israeli Tax Treatment

The Stock Plan includes an appendix, which governs the issuance of Restricted Stock to Israeli Grantees under Section 102 (“Section 102”) of the Israeli Income Tax Ordinance, as amended. The Company chose the Capital Gain Method (‘Maslul Revach Hon’) under Section 102, which choice may be changed in the future, by a Board resolution and according to the requirements of the Income Tax Ordinance. Under Section 102, all Restricted Stock to Israeli Grantees shall be issued to an Israeli Trustee to be held in Trust for the benefit of the relevant Israeli Grantees for a period of at least 24 months. Assuming the Restricted Stock is held by the Trustee for at least 24 months, under the Capital Gain Method, any gain that arises from the sale of the Restricted Stock by such Grantee will be taxed as follows: (i) the positive difference between the fair market value of the stock on the issue date (as determined according to the Income Tax Ordinance) and the exercise price (if any), will be treated as ordinary income by the Grantee’s and will be subject to the general income and social tax rates, and (ii) any additional gain (i.e. the positive difference between the fair market value of the stock on sale date and the fair market value of the stock on the issue date (as determined according to the Income Tax Ordinance)) will be treated as capital gain and will be subject to a reduced rate that is currently set at a 25%. To the extent that the Restricted Stock is sold or extracted from the trust prior to the end of the 24-month period, the entire amount will be treated as ordinary income by the Grantee and will be subject to income and social tax.

Rules Particular to Specific Countries

The terms and conditions of the Stock Plan may be amended with respect to particular types of Grantees as determined by the Board (for example – Israeli employees) by an addendum to the Stock Plan (the “Appendix”). The Company may adopt one or more Appendices. Each Appendix shall be approved by the Board and as required or advisable under applicable law. The terms of an Appendix shall govern only with respect to the types of Grantees specified in such Appendix. In the case that the terms and conditions set forth in an Appendix conflict with any provisions of the Plan, the provisions of the Appendix shall govern with respect to Grantees that are subject to such Appendix, provided, however, that such Appendix shall not be construed to grant the Grantees rights not consistent with the terms of the Plan, unless specifically provided in such Appendix.

EQUITY COMPENSATION PLANS INFORMATION

The following table provides information about shares of the Company’s Common Stock that may be issued upon the exercise of options and warrants under all of our existing compensation plans as of December 31, 2010. Prior to the adoption of the Stock Plan by our Board in August 2011, the Company's 2002 Employee Director and Consultant Stock Option Plan (the “Stock Option Plan”) was the Company’s only stockholder approved equity compensation plan. The Company has a number of options and warrants which were granted not as part of any equity compensation plans, and which were not approved by security holders, and such securities are also aggregated in the table below.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))
	(A)	(B)	(C)
Equity compensation plans approved by security holders	6,069,519	$0.18	3,930,481
Equity compensation grants not approved by security holders(1)	180,000	$1.58	0
TOTAL	6,249,519		3,930,481
________________________________________
(1)
For more information about these equity compensation grants not approved by security holders – see Note 10 to the Financial Statements enclosed with the Company’s Annual Report on Form 10-K year ended December 31, 2010, which was filed with the Securities and Exchange Commission on March 30, 2011.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION AND APPROVAL OF THE BOARD RESOLUTION TO ADOPT THE INKSURE TECHNOLOGY INC. 2011 EMPLOYEES, DIRECTORS AND CONSULTANTS STOCK PLAN.

EXECUTIVE OFFICERS

The following is information with respect to the Company’s officers who are not directors or nominees for director:

TAL GILAT, 40, joined us in March 2010 as President and Chief Executive Officer.  Between the years 2005-2009: Mr. Gilat headed SanDisk Enterprise Sales (NASDAQ: SNDK) in North America. Mr. Gilat joined SanDisk through the company's acquisition of publicly traded M-Systems (NASDAQ: FLSH), where Mr. Gilat headed M-System's Global Enterprise Business. Between the years 2000 - 2004: Mr. Gilat founded and served as CEO of Kavado Inc. (acquired by Protegrity Inc.). Mr. Gilat holds a B.A. with honors in Economics & Business Administration from the Hebrew University in Jerusalem and an M.B.A. from Columbia Business School in New York.

DAVID (DADI) AVNER, 38, joined us in August 2010 as Chief Financial Officer. Prior to joining InkSure, Mr. Avner served as Chief Financial Officer of Onset Technology Ltd., a provider of wireless e-mail solutions since 2005. Prior to joining Onset, Mr. Avner served as a Financial Controller at Gilat Satcom Ltd. (Tel Aviv Stock Exchange: STKM), a provider of satellite communications products and services, since 2002. Mr. Avner began his career at Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, where he served as an account manager in the high-tech practice since 1999. Mr. Avner holds a B.A. in Business and Accounting from the Israeli College of Management Academic Studies, and he is a Certified Public Accountant in Israel.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date, concerning the beneficial ownership of voting securities of (i) each current member of the Board of Directors, (ii) each of our directors and executive officers named in the Summary Compensation Table below, (iii) all of our directors and executive officers as a group, and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities relying solely upon the amounts and percentages disclosed in their public filings.

As of the Record Date, we had 42,312,088 shares of Common Stock outstanding.

Directors and Executive Officers**	Amount of Shares Beneficially Owned(1)	Percentage Owned

Yaron Meerfeld (2)	2,735,594	6.3%
Alon Raich (3)	332,500	*
Jonathan Bettsak	48,611	*
Pierre L. Schoenheimer (4)	2,361,000	5.6%
David W. Sass (5)	199,853	*
Gadi Peleg (6)	4,227,778	9.8%
Viktor Godlovsky (7)	200,000	*
Tal Gilat (8)	314,998	*

Executive officers and directors as a group (8 persons)	10,420,334	23.0%

5% STOCKHOLDERS

ICTS International N.V. and affiliates (9)	9,915,555	23.4%
James E. Lineberger and affiliates (10)	2,675,386	6.3%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

**	Except as otherwise indicated, the address of each beneficial owner is c/o InkSure Technologies Inc.,589 Fifth Avenue, Suite 401, New York, NY 10017.

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of Common Stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within sixty (60) days of August 5, 2011. Except as indicated by footnote, to our knowledge, all persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned.

(2)	Includes stock options to purchase up to 1,450,000 shares of Common Stock, which are currently exercisable or exercisable within 60 days of August 5, 2011.

(3)	Includes stock options to purchase up to 70,000 shares of Common Stock, which are currently exercisable or exercisable within 60 days of August 5, 2011.

(4)	Includes stock options to purchase up to 130,000 shares of Common Stock, which are currently exercisable or exercisable within 60 days of August 5, 2011.

(5)	Includes stock options to purchase up to 130,000 shares of Common Stock, which are currently exercisable or exercisable within 60 days of August 5, 2011.

(6)	Includes stock options to purchase up to 750,000 shares of Common Stock, which are currently exercisable or exercisable within 60 days of August 5, 2011.

(7)	Consists of stock options to purchase up to 200,000 shares of Common Stock, which are currently exercisable or exercisable within 60 days of August 5, 2011.

(8)	Consists of stock options to purchase up to 314,998 shares of Common Stock, which are currently exercisable or exercisable within 60 days of August 5, 2011.

(9)
Consists of 544,118 shares of Common Stock beneficially owned by ICTS-USA, Inc., a wholly owned subsidiary of ICTS International, N.V.; 3,075,676 shares of Common Stock beneficially owned by ICTS Information Systems, B.V., a wholly owned subsidiary of ICTS International, N.V.; and 6,295,761 shares of Common Stock owned by ICTS International N.V. ICTS-USA, Inc.'s, ICTS Information Systems, B.V.'s and ICTS International N.V.’s address is Biesboch 225, 1181 JC Amstelveen, Netherlands. This information is based solely on information provided by the shareholders on a Schedule 13D filed with the SEC on March 22, 2010.

(10)
Consists of 1,954,930 shares of Common Stock owned by James E. Lineberger Revocable Trust, a Florida trust, 720,456 shares of Common Stock owned by L & Co., LLC, a Delaware limited liability company and 100,000 shares of Common Stock owned by James E. Lineberger IRA. James E. Lineberger Revocable Trust’s, L & Co., LLC’s and James Lineberger IRA’s address is P.O. Box 7006, Audubon, PA 19407. This information is based solely on information provided by the shareholders on a Schedule 13D filed with the SEC on April 21, 2011.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors and officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the common stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To the Company's  knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2010, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were filed on a timely basis, except the following:

Form 4 filed by Pierre L. Schoenheimer on February 1, 2010 for a transaction dated January 22, 2010;

Form 4 filed by Gadi Peleg on February 17, 2010 for a transaction dated January 19, 2010;

Form 4 filed by Pierre L. Schoenheimer on March 19, 2010 for a transaction dated March 11, 2010;

Form 4 filed by Yaron Meerfeld on March 22, 2010 for a transaction dated March 11, 2010;

Form 4 filed by Alon Raich on March 22, 2010 for a transaction dated March 11, 2010;

Form 4 filed by Gadi Peleg on March 23, 2010 for a transaction dated March 11, 2010;

Form 3 filed by Jonathan Bettsack on July 14, 2010 dated May 27, 2010; and

Form 3 filed by David (Dadi) Avner on September 29, 2010 dated September 21, 2010;

CORPORATE GOVERNANCE AND DIRECTOR INDEPENDENCE

Board Leadership Structure and Role in Risk Oversight

 The position of Chairman of the Board is held by Gadi Peleg, who is not an executive officer.  As our Common Stock is currently traded on the OTC Bulletin Board, we are not subject to the rules of any national securities exchange which require that a majority of a listed company’s directors and specified committees of the board of directors meet independence standards prescribed by such rules. However, of our five directors currently serving on the Board of Directors, we believe that Gadi Peleg, David W. Sass, Pierre L. Schoenheimer,  Jonathan Bettsack and Alon Raich are independent directors within the meaning of Rule 5605(a)(2) of The NASDAQ Stock Market Inc. listing rules. The Board believes this leadership structure provides effective and clear leadership for the Company.

Board Meetings

During 2010, the Board of Directors held 6 meetings. All of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served.  Each of the directors is encouraged to attend the annual stockholder’s meeting.

Committees of the Board of Directors

Audit Committee. During the fiscal year ended December 31, 2010, we had 6 meetings of our Audit Committee. The Audit Committee currently has three members: Messrs. Alon Raich (Chairman), David W. Saas and Pierre L. Schoenheimer. The Audit Committee recommends to the Company’s Board of Directors to retain or terminate the services of our independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standard promulgated by the SEC, as such standards apply specifically to members of audit committees. The Board of Directors has determined that Alon Raich and Pierre L. Schoenheimer are “audit committee financial experts” as the SEC has defined that term in Item 407 of Regulation S-K. The Audit Committee written charter is attached hereto as Appendix B.

Compensation Committee. During the fiscal year ended December 31, 2010, there were no meetings of the Compensation Committee. The Board itself handled the functions typically administered by the Compensation Committee. The role of the Compensation Committee is to advise and make recommendations to the Board of Directors relating to the compensation of the Company’s executive officers, administration of all plans of the Company under which Company securities may be acquired by directors, executive officers, employees and consultants and to produce a report, if required, on executive compensation in the Company’s annual proxy statement in accordance with applicable rules and regulations. The current members of our Compensation Committee are Messrs. Gadi Peleg, Pierre L. Schoenheimer and Jonathan Bettsack, all of whom are independent directors. The Committee reports to the Board of Directors which has the final decisions with respect to all such matters. The Compensation Committee written charter is attached hereto as Appendix C.

We do not have a standing nominating committee. The Board of Directors has not established a nominating committee primarily because the current composition and size of the Board of Directors permits candid and open discussion regarding potential new members of the Board of Directors. The entire Board of Directors currently operates as the nominating committee for the Company. There is no formal process or policy that governs the manner in which we identify potential candidates for the Board of Directors. Historically, however, the Board of Directors has considered several factors in evaluating candidates for nomination to the Board of Directors, including the candidate's knowledge of the company and its business, the candidate's business experience and credentials, racial and gender diversity, and whether the candidate would represent the interests of all our stockholders as opposed to a specific group of stockholders. We do not have a formal policy with respect to our consideration of Board of Directors nominees recommended by stockholders of the Company. However, the Board of Directors will consider candidates recommended by stockholders on a case-by-case basis. A stockholder who desires to recommend a candidate for nomination to the Board of Directors should do so in writing to the Company at 589 Fifth Avenue, Suite 401, New York, NY 10017, Attn: Chief Financial Officer.

Deadline and Procedures for Submitting Board Nominations

A stockholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Stockholders to be held in 2012 is required to give written notice containing the required information specified above addressed to the Board of Directors, c/o Chief Financial Officer, InkSure Technologies Inc., 589 Fifth Avenue, Suite 401, New York, NY 10017, of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company no later than May 1, 2012.

With respect to the deadlines discussed above, if the date of the Annual Meeting of Stockholders to be held in 2012 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2011, a stockholder must submit any such proposal to the Company no later than the close of business on the sixtieth day prior to the date of the 2012 Annual Meeting.

Code of Ethics

We have adopted a code of conduct and ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial and Accounting Officers. The text of the code of conduct and ethics is available on our website, www.inksure.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be posted on our website within four business days following the date of any such amendment or waiver.

Communications with the Board

Stockholders who have questions or concerns should contact the members of the Board of Directors by writing to: Board of Directors, c/o Chief Financial Officer, InkSure Technologies Inc., 589 Fifth Avenue, Suite 401, New York, NY 10017. All communications received in writing will be distributed to the members of the Board of Directors deemed appropriate, depending on the facts and circumstances outlined in the communication received.

 COMPENSATION OF DIRECTORS AND EXECUTIVES

Summary Compensation Table

The following table sets forth, for the last two completed fiscal years, all compensation paid, distributed or accrued, including salary and bonus amounts, for services rendered to us by (i)  all individuals serving as our principal executive officer or acting in a similar capacity during the last completed fiscal year, regardless of compensation level; (ii) our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of the last completed fiscal year and had annual total compensation greater than $100,000; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to (ii) above but for the fact that the individual was not serving as our executive officer at the end of the last completed fiscal year.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)(4)	OPTION AWARDS ($)(1)	ALL OTHER COMPENSATION ($)(2)	TOTAL ($)

Tal Gilat,
PRESIDENT AND CHIEF EXECUTIVE OFFICER	2009	–	–	–	–	–
	2010	163,662	50,000	97,141	15,260	326,063
Yaron Meerfeld,
CHIEF OPERATING OFFICER (3)	2009	172,445	30,000	23,537	17,047	243,029
	2010	232,840	–	120,053	20,449	380,787

Viktor Godlovsky
DIRECTOR OF SALES & BUSINESS DEVELOPMENT	2009	104,522	–	710	11,407	116,639
	2010	120,278	–	32,561	12,615	165,598

Ehud Zorea
R&D MANAGER	2009	108,043	–	4,257	12,679	124,979
	2010	134,490	–	47,191	17,579	199,260

(1) Options awards costs are measured according to the grant date fair value in accordance with ASC Topic 718-10, “Share-Based Payment”. For a disclosure of the assumptions made in the valuation of the options awards please refer to Note 2 of the Notes to Consolidated Financial Statements under Item 15 of this Annual Report on Form 10-K for the year ended December 31, 2010.

(2) For use of company car.

(3) Mr. Meerfeld also served as our Acting Chief Executive Officer until February 2010. Starting March 2010, Mr. Meerfeld ceased serving as our acting chief executive officer but continued to serve as our chief operating officer and as a director until his resignation in November 2010.

(4) Bonus criteria is determined by the Board on an annual basis and consists of specific revenues, new customers and new channel partners milestones.

Employment Agreements

On March 2, 2010, the Board of Directors appointed Mr. Tal Gilat as President and Chief Executive Officer of the Company commencing immediately. Under his employment agreement, Mr. Gilat is entitled to a base salary of NIS 50,000 per month. In addition, Mr. Gilat is entitled to targeted 2010 Management By Objectives, or MBO, gross bonus of up to NIS 480,000 (at 100% achievement, in accordance with the MBO targets set by the Company's Board of Directors. The MBO criteria consist of specific revenues, new customers and new channel partners milestones). Furthermore, the Company pays an additional sum of up to 15.83% of the base salary towards a manager's insurance policy, and an amount equal to 7.5% of the base salary for an advanced study fund, both in the name of Mr. Gilat. Mr. Gilat is also entitled to a company car and cell phone in accordance with the Company's policy. Mr Gilat is also entitled to paid annual vacation time and such other benefits as the Company may grant from time to time to its executive employees. Finally, in connection with his appointment, the Company granted to Mr. Gilat options to purchase up to 700,000 shares of the Company's common stock according and subject to the provisions of the Company's 2002 Employee, Director and Consultant Stock Option Plan. The options are exercisable at $0.38 per share and vest as follows: 58,333 options were vested on September 2, 2010 and the rest in ten equal quarterly installments up until March 2, 2013.

On September 21, 2010, the Board of Directors appointed Mr. David (Dadi) Avner, the former controller of the Company's subsidiary, InkSure Ltd., as Chief Financial Officer of the Company commencing immediately. Mr. Avner continued to be an employee of InkSure Ltd. Under his employment agreement with InkSure Ltd., Mr. Avner is entitled to a base salary of NIS 22,500 per month. In addition, Mr. Avner is entitled to an additional monthly gross amount of NIS 7,500 as global compensation for overtime hours. Furthermore, InkSure Ltd. pays him an amount of up to 13.83% of the salary towards his manager's insurance fund, and an additional amount equal to 7.5% of the salary for his advanced study fund. Mr. Avner is also entitled to a company car, cell phone and laptop computer in accordance with InkSure Ltd.'s policies. Mr. Avner is also entitled to paid annual vacation time and such other benefits as the Company may grant from time to time to its executive employees. Finally, in connection with his appointment, Mr. Avner was granted stock options to purchase up to 400,000 shares of the Company's common stock according and subject to the provisions of the Company's 2002 Employee, Director and Consultant Stock Option Plan. The options are exercisable at $0.16 per share and vest in four equal annual installments, the last of which on October 14, 2014.

Our officers, like our employees, are entitled to "Dmey Havra'a" as provided in a Collective Bargaining Agreement to which the General Labor Union of the Workers in Israel is a party. Dmey Havra'a is an employee benefit program whereby employees receive payments from their employer for vacation. In addition, InkSure Ltd. pays a monthly amount equal to 14.38% of the salary of each employee to an insurance policy, pension fund or combination of both according to the request of such employee. Each employee pays a monthly amount to such insurance policy equal to 5% of such employee's salary. InkSure Ltd. pays a monthly amount up to 7.5% of each employee's salary to an educational fund in the name of such employee. Each employee pays a monthly amount to such fund equal to 2.5% of such employee's salary.

Outstanding Equity Awards At Fiscal Year-End

The following table shows stock option awards outstanding on the last day of the fiscal year ended December 31, 2010 for each of our named executive officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1) (2)	Option Exercise Price ($)	Option Expiration Date

Tal Gilat (3)	122,499	577,501	0.38	03/02/2015

Yaron Meerfeld (4)(5)	1,450,000	--	0.125	11/30/2011

Viktor Godlovsky (6)	100,000	300,000	0.125	01/19/2015

Ehud Zorea (7)(8)	100,000	300,000	0.125	01/19/2015

(1)	The options were granted pursuant to our 2002 Employee, Director and Consultant Stock Option Plan.

(2)
The outstanding option agreements issued under our 2002 Employee, Director and Consultant Stock Option Plan provide for acceleration of the vesting of the options granted upon or in connection with a change in control.

(3)
On March 2, 2010 Mr. Gilat was granted stock options to purchase 700,000 shares of common stock. The options are exercisable at $0.38 per share and vest as follows: 58,333 options were vested on September 2, 2010 and the rest in ten equal quarterly installments of 64,166 options up until March 2, 2013.

(4)
On January 19, 2010, all of Mr. Meerfeld’s then 280,000 existing stock options were cancelled and replaced with new stock options to purchase 1,450,000 shares, with an exercise price of $0.125 per share.

(5)
On December 1, 2010, the Company terminated the employment agreement of Mr. Meerfeld, which termination triggered an acceleration of exercisability of all outstanding stock options of Mr. Meerfeld, all of which are now exercisable.

(6)
On January 19, 2010, all of Mr. Godlovsky’s then 56,000 existing stock options were cancelled and replaced with new stock options to purchase 400,000 shares, with an exercise price of $0.125 per share. Stock options to purchase 100,000 shares of common stock were immediately vested on the date of grant and stock options to purchase the remaining 300,000 shares will vest in three equal annual installments, the last of which on January 19, 2013.

(7)
On January 19, 2010, all of Mr. Zorea’s then 50,000 existing stock options were cancelled and replaced with new stock options to purchase 400,000 shares, with an exercise price of $0.125 per share. Stock options to purchase 100,000 shares of common stock were immediately vested on the date of grant and stock options to purchase the remaining 300,000 shares were to vest in three equal annual installments, the last of which on January 19, 2013.

(8)
On December 31, 2010, the Company terminated the employment agreement of Mr. Zorea, which triggered an acceleration of exercisability of all outstanding stock options of Mr. Zorea, all of which were exercisable until April 30, 2011, at which time any unexercised options were cancelled.

Directors Compensation for 2010 (1) (4)

	Fees Earned or	Stock	Option
	Paid in Cash	Awards	Awards	Total
Name	($)(2)	($)(3)	($)(1)	($)

Gadi Peleg (4)	$150,000	$50,000	$168,750	$368,750
Alon Raich	$3,750	$11,250	$42,500	$57,500
David W. Sass	$3,750	$11,250	$45,000	$60,000
Pierre L. Schoenheimer	$3,750	$11,250	$45,000	$60,000
Randy F. Rock (5)	$15,000	$-	$45,000	$60,000
Jonathan Bettsack (6)	$-	$8,750	$--	$8,750

(1)
Options awards costs are measured according to the grant date fair value in accordance with ASC TOPIC 718-10, “Share-Based Payment”. For a disclosure of the assumptions made in the valuation of the options awards please refer to Note 2 of the Notes to the Consolidated Financial Statements under Item 15 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

(2)	On February 4, 2010, the Board of Directors approved $15,000 fees to be paid to each non-employee director of the company (to be paid quarterly) in connection with their service in 2010.

(3)
On February 7, 2011 the Company’s Board of Directors unanimously approved to pay to the outside directors the accrued but unpaid compensation for year 2010 by issuance of shares of the Company’s Common Stock at the fair market value of the shares at the date of issuance. The shares were actually issued on March 3, 2011. The share price on the date of grant was $0.18. For awards of stock, the aggregate grant date fair value computed in accordance with FASB ASC Topic 718

(4)
On February 4, 2010, the board of directors approved $100,000 of fees to be paid to Mr. Peleg per annum. Additionally the board approved $100,000 of fees to be paid retroactively for his service as Acting Chairman of the Board in 2009.

(5)
On October 7, 2010, Randy F. Rock resigned his position as a Director of the Company.  Mr. Rock received $15,000. Additionally, on October 8, 2010, the Board of Directors approved a grant to Mr. Rock of 40,000 shares of our common stock. These shares were actually granted on February 1, 2011. Mr. Rock’s options, which were never exercised, expired on January 7, 2011, ninety days after his resignation from the Board of Directors.

(6)	Mr. Bettsack joined our Board of Directors on May 27, 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Our Audit Committee reviews and approves in advance all related-person transactions.  There is no written procedure utilized in the review and approval process. Except as described below, there have been no transactions during fiscal year 2010 with our directors and officers and beneficial owners of more than five percent of our voting securities and their affiliates or with any “related person” as the SEC has defined that term in Item 404 of Regulation S-K promulgated under the Securities Act.

On January 19, 2010, the Company, together with a group of investors, or the Investors, paid to our note holders, or the Noteholders, a total of $3,000,000 in order to settle the entire $8,881,000 in convertible notes, or the Notes, that were outstanding at the time.

As a result of the convertible debt extinguishment, the Company recorded a $5,881,000 gain. An amount of $1,000,000 of the funds was provided by us from available cash as a bridge, and the balance of $2,000,000 was provided by the Investors. In consideration for the $2,000,000 paid by the Investors, $6,881,000 in Notes were retired and $2,000,000 in Notes remained outstanding as a secured senior obligation to the Investors in accordance with the terms of the Notes.

In addition, as part of the transaction, we and the Noteholders exchanged mutual releases, all of our Series B-1 and Series B-2 Warrants issued in the names of the Noteholders, which were exercisable for an aggregate of 15,000,000 shares of our common stock, were cancelled, and our Series A Warrants issued in the name of one of the Noteholders, which were exercisable for an aggregate of 3,570,337 shares of our common stock at an exercise price of $0.60 per share, were amended, such that they may be exercised for an aggregate of 2,183,000 shares of our common stock at an exercise price of $0.15 per share.

On March 11, 2010, we closed a private placement financing, raising a total amount of $1,125,000 from twenty different accredited investors, or the New Investors, of which $1,000,000 was used to replenish the $1,000,000 advanced as a bridge by the Company, and $125,000 was used for legal and other costs in connection with the private placement and for working capital purposes. On the same day, in connection with the private placement, we issued 25,000,000 shares of our common stock, or the Shares, at a purchase price of $0.125 per share, of which 16,000,000 Shares were issued to the Investors in settlement of their $2,000,000 in Notes, and 9,000,000 Shares were issued to the New Investors in consideration for the $1,125,000 invested by them.

The group of the Investors includes: Sinfo Holdings BVI, Peleg Investment Management LLC, Pierre L. Schoenheimer, Yaron Meerfeld, T&M Trusteeship and Management Services, Yusuf Taragano and Leonard Lichter. Peleg Investment Management LLC is controlled by Mr. Gadi Peleg, the Chairman of the Board of Directors of the Company, Mr. Pierre Schoenheimer is a director of the Company, Mr. Yaron Meerfeld was at the time a director and Chief Operating Officer of the Company and Mr. Leonard Lichter is a partner with Lichter Gliedman Offenkrantz PC, a law firm that provided legal services to the Company in connection with the private placement.

The group of New Investors includes, among others, ICTS International, N.V. and Alon Raich, in his individual capacity. Mr. David Sass, a director of the Company, is also a director of ICTS International, N.V. Mr. Alon Raich, who is a director of the Company, also serves as Chief Financial Officer of ICTS International, N.V.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company has engaged Brightman Almagor & Co., CPA, a member firm of Deloitte Touche Tohmatsu ("BAC"), as its principal independent registered public accounting firm for the fiscal year ending December 31, 2011. The Company expects that representatives of BAC will be present at the Annual Meeting via conference call, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table presents fees for professional audit services rendered by BAC for the audit of the company's annual financial statements for the years ended December 31, 2010 and December 31, 2009 and fees billed for other services rendered by BAC during the same period.

	FISCAL YEAR ENDED	FISCAL YEAR ENDED
	DECEMBER 31, 2010	DECEMBER 31, 2009

Audit fees(1)	$28,000	$28,000
Audit related fees	$0	$0
Tax fees	$0	$0
All other fees	$0	$0
Total	$28,000	$28,000

(1)
Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits.

All of the services set forth above in the categories were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit).

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm.

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit an estimate of fees for the services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.
AUDIT services include audit work performed in the preparation of financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.
AUDIT-RELATED services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

3.	TAX services include services related to tax compliance, tax planning and tax advice.
4.	OTHER FEES are those associated with services not captured in the other categories.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all the above listed fees in accordance with its policy.

AUDIT COMMITTEE REPORT

In fulfilling its responsibilities for the financial statements for fiscal year 2010, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2010 with management and BAC;

•
Discussed with BAC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards Vol. 1, AV Section 38), as adopted by the Public Company Accounting Oversight Board in Rule 3200T , relating to the conduct of the audit; and

•
Received written disclosures and the letter from BAC regarding the independent accountant's communications with the Audit Committee regarding independence required by applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee further discussed with BAC their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

Based on the Audit Committee's review of the audited financial statements and discussions with management and BAC, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the SEC.

Members of the InkSure Technologies Inc. Audit Committee

Mr. Pierre Schoenheimer
Mr. Alon Raich
Mr. David W. Sass

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

It is currently anticipated that the Company will hold its 2012 Annual Meeting of Stockholders in September, 2012 and would mail the notice of such meeting and related proxy statement to its stockholders in August, 2012.  Stockholders who wish to present proposals appropriate for consideration at our annual meeting of stockholders to be held in the year 2012 must submit the proposal in proper form consistent with our By-laws to us at our address as set forth on the first page of this proxy statement and in accordance with the applicable regulations under Rule 14a-8 of the Exchange Act no later than May 1, 2012 in order for the proposition to be considered for inclusion in our proxy statement and form of proxy relating to such annual meeting. Any such proposals should contain the name and record address of the stockholder, the class and number of shares of our Common Stock beneficially owned as of the record date established for the meeting, a description of, and reasons for, the proposal and all information that would be required to be included in the proxy statement file with the SEC if such stockholder was a participant in the solicitation subject to Section 14 of the Exchange Act. The proposal, as well as any questions related thereto, should be directed to our Secretary.

If a stockholder submits a proposal after the May 1, 2012 deadline required under Rule 14a-8 of the Exchange Act but still wishes to present the proposal at our Annual Meeting of Stockholders (but not in our proxy statement) for the fiscal year ending December 31, 2011 to be held in 2012, the proposal, which must be presented in a manner consistent with our By-laws and applicable law, must be submitted to our Secretary in proper form at the address set forth above so that it is received by our Secretary not less than fifty nor more than seventy five days prior to the meeting.

With respect to the deadlines discussed above, if the date of the Annual Meeting of Stockholders to be held in 2012 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2011, a stockholder must submit any such proposal to the Company no later than the close of business on the sixtieth day prior to the date of the 2012 Annual Meeting.

We did not receive notice of any proposed matter to be submitted by stockholders for a vote at this Annual Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by our Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of our management on such other matter which may properly come before the Annual Meeting.

OTHER INFORMATION

Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by us. In addition, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and we may reimburse such persons for their expenses.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the SEC is being mailed with this Proxy Statement to each stockholder of record as of the close of business on August 5, 2011. A stockholder may also request an additional copy of our Annual Report on Form 10-K for the year ended December 31, 2010, as amended, without charge except for exhibits to the report, by writing to InkSure Technologies Inc., 589 Fifth Avenue, Suite 401, New York, NY 10017, Attention: Chief Financial Officer. Exhibits will be provided upon written request and payment of a reasonable fee.

The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By order of the Board of Directors, Tal Gilat President and Chief Executive Officer

August 8, 2011

Appendix A – InkSure Technologies Inc. 2011 Employees, Directors and Consultants Stock Plan

Appendix B – InkSure Technologies Inc. – Audit Committee Charter

Appendix C – InkSure Technologies Inc. – Compensation Committee Charter

INKSURE TECHNOLOGIES INC.
589 FIFTH AVENUE, SUITE 401
NEW YORK, NY 10017

PROXY

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 8, 2011

THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated August 5, 2011 in connection with the Annual Meeting to be held at the offices of Z.A.G. / S&W LLP - 1290 Avenue of the Americas, 32nd Floor, New York, New York, 10104, at 10:00 a.m., local time, on September 8, 2011, and hereby appoints Tal Gilat and Gadi Peleg and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of InkSure Technologies Inc. registered in the name provided herein, which the undersigned is entitled to vote at the 2011 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS SIGNED AND RETURNED WITHOUT SPECIFIC DIRECTION, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

     1. Election of the following nominees as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.

NOMINEES	FOR	AGAINST	FOR ALL EXCEPT*	*To withhold authority to vote “For” any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ____________
1. Alon Raich	☐	☐	☐
2. Gadi Peleg
3. David W. Sass
4. Pierre L. Schoenheimer
5. Jonathan Bettsack

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

     2. Ratification and approval of the InkSure 2011 Employees, Directors and Consultants Stock Plan (the "Stock Plan")

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. If you wish to vote in accordance with the recommendations of the Board of Directors, simply sign below. You need not mark any boxes.

Please sign below. When signing as attorney or as an executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized official. If a partnership, please sign in partnership name by authorized person.

______________________________________       Date:_____________________
Signature

______________________________________       Date:_____________________
Signature

KINDLY SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE IF YOU ARE NOT PLANNING TO ATTEND THE ANNUAL MEETING. IF YOU DO ATTEND AND WISH TO VOTE PERSONALLY, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED.

Appendix A

INKSURE TECHNOLOGIES, INC.

2011 EMPLOYEES, DIRECTORS AND CONSULTANTS

STOCK PLAN

1.	PURPOSE

The purpose of this Inksure Technologies, Inc. 2011 Employees, Directors and Consultants Stock Plan (this “Plan”) is to encourage employees, directors and other individuals (whether or not employees) who render services to Inksure Technologies, Inc. (the “Company”) and its Subsidiaries (as hereinafter defined), to continue their association with the Company and its Subsidiaries by providing opportunities for them to participate in the ownership of the Company and in its future growth through the granting to such employees, directors and other individuals (the “Grantees”) of restricted shares of Common Stock of the Company (the “Restricted Stock”).  The term “Subsidiary” as used in this Plan means a corporation or other business entity of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock, in the case of a corporation, or fifty percent (50%) or more of the total combined interests by value, in the case of any other type of business entity.

2.	ADMINISTRATION OF THE PLAN

(a)           The Plan shall be administered by the Board of Directors of the Company (the “Board”).  The Board shall from time to time determine to whom Restricted Stock shall be granted under the Plan, and the terms and number of shares of Restricted Stock to be granted to such Grantee.

(b)           The Board may delegate to the Compensation Committee of the Board, if any, (the “Compensation Committee”) the authority of the Board to make determinations and to take actions described in this Plan. For the avoidance of doubt, the authority to issue stock under the Plan (or otherwise) shall remain with the Board at all times, and the Compensation Committee may only make recommendations to the Board in connection with such issuances.  The Board may otherwise delegate to the Compensation Committee the authority to make such determinations and to take such other actions as the Board shall determine in its discretion.  The Compensation Committee shall report to the Board of any such determinations made and actions taken pursuant to such delegated authority and make recommendations to the Board in connection with purported issuance of stock under the Plan.  Should the Board delegate such authority to the Compensation Committee, any reference in this Plan to the “Board” (except in the context of the authority to issue stock) shall refer also to the Compensation Committee.

(c)           The Board shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan.  All questions of interpretation and application of such rules and regulations of the Plan and of Restricted Stock granted hereunder shall be subject to the determination of the Board, which shall be final and binding.

(d)           If at any time Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”), is applicable to the Company, each member of the Compensation Committee shall be a “non-employee director” or the equivalent within the meaning of Rule 16b-3 under the Exchange Act and, during any period that Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) is applicable to the Company, an “outside director” within the meaning of Section 162 of the Code and the regulations thereunder.  With respect to persons subject to Section 16 of the Exchange Act (“Insiders”), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act.  To the extent any provision of the Plan or action by the Board or Compensation Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Board or Compensation Committee.

3.	STOCK SUBJECT TO THE PLAN

The total number of shares  of the Company’s Common Stock, $.01 par value per share (the “Common Stock”) that may be subject to Restricted Stock grants under the Plan shall be determined from time to time by the Board, provided, however, that such number, together with the number of shares of Common Stock underlying: (i) stock options that may be issued under the InkSure Technologies, Inc. 2002 Employee, Director and Consultant Stock Option Plan (the “Stock Option Plan”), and (ii) stock options granted outside the Stock Option Plan, shall not exceed ten million (10,000,000) shares of the Company’s Common Stock.  The number of shares stated in this Section 3 shall be subject to adjustment in accordance with the provisions of Section 9.  Shares of Restricted Stock that fail to vest prior to its expiration or other termination shall again become available for grant under the terms of the Plan.

4.	ELIGIBILITY

The individuals who shall be eligible to receive Restricted Stock grants under the Plan shall be employees, directors and other individuals who render services to the management, operation or development of the Company or a Subsidiary and who have contributed or may be expected to contribute to the success of the Company or a Subsidiary.  In determining the suitability of an individual to be granted Restricted Stock, as well as in determining the number of Restricted Stock to be granted to any individual, the Board shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board may deem relevant. The term “Grantee,” as used in the Plan, refers to any individual to whom a Restricted Stock has been granted.

5.	TERMS AND CONDITIONS OF RESTRICTED STOCK

(a)      Upon the issuance of any shares of Restricted Stock to a Grantee, the Grantee shall execute and deliver to the Company a written Restricted Stock Agreement in such form as the Board shall approve from time to time, specifying the number of shares of Common Stock that were issued to the Grantee, the consideration, the restrictions on transfer of such Restricted Stock, and the terms under which the Restricted Stock may be released from restriction in whole or in part and such other terms and conditions as the Board shall approve.

(b)      Each Restricted Stock Agreement shall state the number of shares of Restricted Stock issued to such Grantee.

(c)      Each Restricted Stock Agreement may state an amount of purchase price to be paid by the Grantee in consideration for the issuance of the Restricted Stock and the terms of payment thereof, which may include, payment by issuance of promissory notes or other evidence of indebtedness on such terms and conditions as determined by the Board or the Committee.

(d)      A Restricted Stock Agreement may also provide for a vesting schedule for the Restricted Stock, as may be determined by the Board or the Committee, provided that (to the extent permitted under applicable law) the Board or the Committee, as applicable, shall have the authority to determine the vesting schedule and accelerate the vesting of any outstanding Restricted Stock at such time and under such circumstances as it, in its sole discretion, deems appropriate.

(e)      Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Board or the Committee shall determine from the issuance date (the "Restricted Period"), and may be subject to repurchase provisions as provided in this Plan or otherwise provided in the Restricted Stock Agreement.

(f)      The Board or the Committee, as applicable, may also impose such additional or alternative restrictions and conditions on the Restricted Stock, as it deems appropriate, including the satisfaction of performance criteria. Such performance criteria may include, but are not limited to, sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as may be determined by the Board or the Committee. Certificates for shares issued pursuant to Restricted Stock shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares in contravention of such restrictions shall be null and void and without effect. Such certificates may, if so determined by the Committee, be held in escrow by an escrow agent appointed by the Board or the Committee, or, if a Restricted Stock is issued pursuant to Section 102, by the Trustee. In determining the Restricted Period, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded Restricted Stock on successive anniversaries of the date of such issuance.

(g)      The Board or the Committee, as applicable, may adjust performance goals to take into account changes in law and accounting and tax rules and to make such adjustments as the Board or the Committee deems necessary or appropriate to reflect the inclusion or the exclusion of the impact of extraordinary or unusual items, events or circumstances. The Board or the Committee, as applicable, may also adjust the performance goals by reducing the amount to be received by any Grantee if and to the extent that the Board or the Committee deems it appropriate.

(h)      During the Restricted Period the Grantee shall possess all incidents of ownership of such Restricted Stock, including the right to receive dividends with respect to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original stock award.

6.	LEGENDS

Each certificate evidencing Restricted Stock issued to a Grantee shall be imprinted with the following legend, to the effect that the shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of applicable securities laws.

"THE RESTRICTED SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “SECURITIES LAWS”). THESE SECURITIES MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNLESS FIRST REGISTERED UNDER THE ACT AND APPLICABLE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY, IN ITS SOLE DISCRETION, THAT REGISTRATION UNDER THE ACT AND SUCH APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

7.	METHOD OF ISSUANCE OF RESTRICTED STOCK

The issuance of Restricted Stock shall be made by action of the Board at a meeting at which a quorum of its members is present, or by unanimous written consent of all its members.

8.	REQUIREMENTS OF LAW

The Company shall not be required to consent to, and record in its books and records any transfer of Restricted Stock from a Grantee to any other person, if the transfer of such shares by the Grantee will result in a violation by the Grantee or the Company of any provisions of any law, statute or regulation of any governmental authority, including, without limitation, the U.S. Securities Act of 1933, as amended from time to time (the “Securities Act”). The Company shall not be required to issue certificates evidencing shares of Restricted Stock, unless the Board has received evidence satisfactory to it to the effect that the holder of the Restricted Stock will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that registration is not required.  Any determination in this connection by the Board shall be conclusive.  The Company shall not be obligated to take any other affirmative action in order to cause the transfer of Restricted Stock to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.

9.	CHANGES IN CAPITAL STRUCTURE

(a)           Except as otherwise provided in the preceding paragraph, if the Company is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity, or if other circumstances occur in which the Board in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply (in each case, an “Applicable Event”), then:  (i) each holder of Restricted Stock shall be entitled to receive in lieu of his or her shares of Restricted Stock, such stock or other securities or property as he or she would have received if he or she  held unrestricted shares of Common Stock immediately prior to the Applicable Event.

(b)           Except as expressly provided to the contrary in this Section 9, the issuance by the Company of shares of stock of any class for cash or property or for services, either upon direct sale or upon the exercise of rights or warrants, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect the number, class or price of shares of Restricted Stock.

10.	FORFEITURE FOR DISHONESTY OR TERMINATION FOR CAUSE

Notwithstanding any provision of the Plan to the contrary, if the Board determines, after full consideration of the facts, that:

(a)           the Grantee or holder of Restricted Stock has been engaged in fraud, embezzlement or theft in the course of his or her employment by or involvement with the Company or a Subsidiary, has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, or has been indicted of a felony or any crime that reflects negatively upon the Company; or

(b)           the Grantee or holder of Restricted Stock has violated the terms of any employment, noncompetition, nonsolicitation, confidentiality, nondisclosure or other agreement with the Company to which he is a party; or

(c)           the employment or involvement with the Company or a Subsidiary of the Grantee or holder of Restricted Stock was terminated for “cause,” as defined in any agreement with the Grantee or holder of Restricted Stock governing his or her relationship with the Company, or if there is no such agreement, as determined by the Board, which may determine that “cause” includes among other matters the willful failure or refusal of the Grantee or holder of Restricted Stock to perform and carry out his or her assigned duties and responsibilities diligently and in a manner satisfactory to the Board;

then the Company shall have, at the Board’s sole discretion, the right to repurchase all or any part of the Restricted Stock owned by such Grantee as of the date of such act (in the case of (a) or (b)) or such termination (in the case of (c)), at a price equal to the par value of such Restricted Stock.  If a Grantee whose behavior the Company asserts falls within the provisions of the clauses above has purchased or attempts to purchase shares of Common Stock of the Company prior to consideration of the application of this Section 10 or prior to a decision of the Board, the Company shall not be required to recognize such purchase until the Board has made its decision and, in the event any purchase shall have taken place, it shall be of no force and effect (and shall be void ab initio) if the Board makes an adverse determination.  The decision of the Board as to the cause of a Grantee’s or holder of Restricted Stock’s discharge and the damage done to the Company shall be final, binding and conclusive.  No decision of the Board, however, shall affect in any manner the finality of the discharge of such Grantee or holder of Restricted Stock by the Company.  For purposes of this Section 10, reference to the Company shall include any Subsidiary.

11.           CERTAIN AGREEMENTS; REPURCHASE RIGHTS

Without limiting the foregoing, the Board may provide in a Grantee’s Restricted Stock Agreement that any grant of Restricted Stock is conditioned on the Grantee’s execution of one or more letter agreements or other documents concerning investment intent, transfer restrictions, repurchase rights and such other matters as the Board may deem appropriate.

12.           MISCELLANEOUS

(a)           No Guarantee of Employment or Other Service Relationship.  Neither the Plan nor any Restricted Stock Agreement shall give an employee the right to continue in the employment of the Company or a Subsidiary or give the Company or a Subsidiary the right to require an employee to continue in employment.  Neither the Plan nor any Restricted Stock Agreement shall give a director or other service provider the right to continue to perform services for the Company or a Subsidiary or give the Company or a Subsidiary the right to require the director or service provider to continue to perform services.

(b)           Tax Withholding.  To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes with respect to any income recognized by a Grantee by reason of issuance of Restricted Stock or by reason of the vesting of Restricted Stock, and as a condition for the issuance of any Restricted Stock by the Company, the Grantee shall agree that if the amount payable to him by the Company and any Subsidiary in the ordinary course is insufficient to pay such taxes, then he shall upon the request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations.

Without limiting the foregoing, the Board may in its sole discretion permit any Grantee’s withholding obligation to be paid in whole or in part in the form of shares of Common Stock of the Company, by withholding from the shares to be issued or by accepting delivery from the Grantee of shares already owned by him. If payment of withholding taxes is made in whole or in part in shares of Common Stock, the Grantee shall deliver to the Company stock certificates registered in his name representing shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares represented by such stock certificates.  If the Grantee is subject to Section 16(a) of the Exchange Act, his ability to pay his withholding obligation in the form of shares of Common Stock shall be subject to such additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.

ALL TAX CONSEQUENCES UNDER ANY APPLICABLE LAW WHICH MAY ARISE FROM THE GRANT OF ANY RESTRICTED STOCK OR FROM THE SALE OR DISPOSITION OF THE SHARES OR RESTRICTED STOCK OR FROM ANY OTHER ACT OF THE GRANTEE IN CONNECTION WITH THE FOREGOING SHALL BE BORNE SOLELY BY THE GRANTEE, AND THE GRANTEE SHALL INDEMNIFY THE COMPANY AND SHALL HOLD IT HARMLESS AGAINST AND FROM ANY LIABILITY FOR ANY SUCH TAX OR PENALTY, INTEREST OR INDEXATION THEREON OR THEREUPON

Each Grantee shall notify the Company in writing within ten (10) days after the date such Grantee first obtains knowledge of any tax bureau inquiry, audit, assertion, determination, investigation, or question relating in any manner to the value of Restricted Stock issued, granted or received hereunder, and each Grantee agrees to any settlement, closing or other similar agreement in connection with the foregoing. Upon request, a Grantee shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) requires in order to calculate and substantiate any change in the Company’s tax liability as a result of such event.

(c)           Use of Proceeds.  The proceeds from the purchase of Restricted Stock shall constitute general funds of the Company.

(d)           Construction.  All masculine pronouns used in the Plan shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.  The titles of the sections of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions.

(e)           Governing Law.  The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflict of laws.

13.           EFFECTIVE DATE, DURATION, AMENDMENT AND TERMINATION OF PLAN

The Plan shall be effective as of August  __, 2011, subject to ratification by the holders of a majority of the outstanding shares of capital stock present, or represented, and entitled to vote thereon (voting as a single class) at a duly held meeting of the stockholders of the Company or within twelve (12) months after such date. Shares of Restricted Stock that are conditioned upon the ratification of the Plan by the stockholders may be granted prior to ratification.  The Board may issue Restricted Stock under the Plan from time to time until the close of business on August __, 2021. The Board may at any time amend the Plan; provided, however, that without approval of the Board, or if applicable, the Company’s stockholders, there shall be no:  (a) change in the number of shares of Common Stock that may be issued under the Plan, except by operation of the provisions of Section 9, either to any one Grantee or in the aggregate; (b) change in the class of persons eligible to receive Restricted Stock; or (c) other change in the Plan that requires the Board’s or the Company’s stockholder approval under applicable law.  The Plan may be terminated at any time by action of the Board, but any such termination will not terminate any shares of Restricted Stock then outstanding.

14.           RULES PARTICULAR TO SPECIFIC COUNTRIES

(a)           Notwithstanding anything herein to the contrary, the terms and conditions of the Plan may be amended with respect to particular types of Grantees as determined by the Board (for example – Israeli employees) by an addendum to the Plan (the “Appendix”).

(b)           The Company may adopt one or more Appendices. Each Appendix shall be approved by the Board and as required or advisable under applicable law.

(c)           The terms of an Appendix shall govern only with respect to the types of Grantees specified in such Appendix.

(d)           In the case that the terms and conditions set forth in an Appendix conflict with any provisions of the Plan, the provisions of the Appendix shall govern with respect to Grantees that are subject to such Appendix, provided, however, that such Appendix shall not be construed to grant the Grantees rights not consistent with the terms of the Plan, unless specifically provided in such Appendix.

INKSURE TECHNOLOGIES, INC.
2011 EMPLLOYEES, DIRECTORS AND CONSULTANTS
STOCK PLAN

APPENDIX A - ISRAEL

1.	Purpose of the Appendix

1.1
This Appendix (the “Appendix”) is made as part of the Plan (as defined herein) and pursuant to the provisions of Section 102 of the Israeli Income Tax Ordinance as amended under Amendment number 132 and thereafter (both as defined herein). All terms not otherwise defined herein shall have the meaning ascribed to them in the Plan.

1.2	This Appendix governs the issuance of Restricted Stock to Israeli employees, either by a Trustee, or without a Trustee, or to Israeli directors, consultants and service providers.

2.	Definitions

As used herein, the following definitions shall apply:

2.1	“Capital Gain Method” means the capital gain method under Section 102.

2.2
“Eligible Participant” means any employee as such term is defined in Section 102. Without derogating from the foregoing Eligible Participant shall include any employee or Office Holder (as such term is defined in the Israeli Companies Law, 5759 - 1999) of the Company or any Subsidiary except for such persons that are deemed to be ‘Ba’al Shlita’ (“Controlling Person”) under Section 32 to the Income Tax Ordinance.

2.3	“Income Tax Authorities” means the Israeli income tax authorities that are authorized to give approvals in relation to this Appendix and grant of Restricted Stock to Eligible Participants.

2.4	“Income Tax Ordinance” – the Israeli Income Tax Ordinance (New Version) 1961, as amended from time to time.

2.5	“Labor Income Method” means the labor income method under Section 102.

2.6	“Grantee” means any Eligible Participant or Service Provider who is granted Restricted Stock.

2.7	“Plan” means the Inksure Technologies, Inc. 2011 Employees, Directors and Consultants Stock Plan to which this Appendix is attached.

2.8
“Realization Event” means, with respect to each share of Restricted Stock granted to a certain Grantee, the earlier to occur of: (I) the transfer of Restricted Stock from the Trustee to such Grantee; or (II) the sale of Restricted Stock by the Trustee; or (III) one day before such Grantee is no longer an Israeli resident (as provided for in Section 100A of the Income Tax Ordinance).

2.9
“Release Term” means, in the case of the Capital Gain Method, a period ending twenty four (24) months after the shares of Restricted Stock were deposited with the Trustee for the benefit of a certain Grantee. In the case of the Labor Income Method ‘Release Term’ shall mean a period ending twelve (12) months after the shares of Restricted Stock were deposited with the Trustee for the benefit of the Grantee.

2.10
“Section 102” means Section 102 to the Income Tax Ordinance as amended under Amendment Number 132 of the Income Tax Ordinance and as further amended from time to time, and/or as superseded, and any rules regulations or instructions promulgated or enacted under such Section 102.

2.11
“Service Provider” means a person or entity who is engaged by the Company or any Subsidiary to render services (e.g: consulting services, advisory services, development services, marketing and sale services or any other services, including suppliers) to the Company or to such Subsidiary, but not including capital raising services.

2.12	“Tax Method” means either the Capital Gains Method or the Labor Income Method.

2.13	“Trust” means a trust, maintained under the Trust Agreement entered into between the Company and the Trustee for administration of grant of Restricted Stock under Section 102.

2.14	“Trust Agreement” means the agreement between the Company and the Trustee as may be in effect from time to time specifying the duties and authority of the Trustee.

2.15	“Trust Assets” means all Restricted Stock and other assets held in Trust for the benefit of the Grantees pursuant to this Appendix and the Trust Agreement

2.16	“Trustee” means _______________ (and any successor Trustee) who was, or shall be appointed by the Board of Directors of the Company and approved by the Income Tax Authorities to hold the Trust Assets.

3.	Administration

The Board shall have the overall authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, this Appendix, and of any applicable laws, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan as necessary or advisable in the administration of the Plan, including, without limitation, the authority to: (i) to grant Restricted Stock; (ii) to determine the kind of consideration payable (if any) with respect to Restricted Stock; (iii) to determine the period during which Restricted Stock may be exercised, and whether in whole or in installments; (iv) to determine the persons to whom, and the time or times at which Restricted Stock shall be granted; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of the agreements (which need not be identical) entered into in connection with Restricted Stock granted under the Plan; (viii) to cancel or suspend Restricted Stock, as necessary; and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board may delegate certain or all duties and authorities in connection with the Plan and this Appendix, to the Compensation Committee of the Board.

4.	Provisions of the Appendix shall govern With respect to Israeli Grantees

With respect to Israeli Grantees, The provisions of this Appendix shall supersede and govern in the case of any inconsistency or conflict arising between the provisions of the Appendix and the provisions of the Plan, provided, however, that this Appendix shall not be construed to grant any Grantee rights not consistent with the terms of the Plan, unless specifically provided herein.

5.	Selection of Tax Method – Capital Gains Method

The Company chooses the Capital Gain Method (‘Maslul Revach Hon’). This choice may be changed in the future, by a Board resolution, provided, however, that the change is permissible under the provisions of Section 102.

6.	Holding of Restricted Stock by the Trustee

6.1
All Restricted Stock shall be issued to the Trustee to be held in the Trust for the benefit of the relevant Grantees. All certificates representing Restricted Stock issued to the Trustee under this Appendix shall be deposited with the Trustee, and shall be held by the Trustee until such time that such Restricted Stock are released from the Trust as herein provided.

6.2
After the Release Term is over, a Grantee shall be entitled to instruct the Trustee to transfer the Restricted Stock held for such Grantee’s benefit to such Grantee, provided, however, that the Trustee confirms that all applicable tax as set forth in Section 102 was actually paid and the Trustee holds a confirmation to that effect from Income Tax Authorities.

6.3
In the case that the Company distributes dividends, than the amount of dividends with respect of Restricted Stock held in Trust shall be paid to the Grantees that are the beneficial holders of such Restricted Stock, subject to deduction at source of the applicable tax.

7.	Provisions governing this Appendix and Plan

Notwithstanding anything to the contrary in the Plan or elsewhere in this Appendix:

7.1	The Plan shall have one, sole, Trustee.

7.2	The Appendix shall be subject to one Tax Method, unless the provisions of Section 102 allow otherwise.

7.3	The Grantees shall not be entitled to cause a Realization Event to occur unless the Release Term is fulfilled.

7.4
All rights or benefits that are received subsequent to the grant or exercise the Restricted Stock shall be deposited with the Trustee until the end of the Release Term, and all such rights and benefits shall be subject to the Tax Method selected by the Company.

8.	Effectiveness of the Appendix

This Appendix shall become effective, and Restricted Stock may be granted hereunder, only after receipt of the approvals required under Section 102 from the Income Tax Authorities.

9.	Additional limitations

9.1
The Company shall not issue Restricted Stock to a Grantee unless such Grantee has confirmed in writing that he or she are aware of the provisions of Section 102 and the applicable Tax Method, and such Grantee has agreed in writing to the terms of the Trust Agreement, and that he or she shall not cause a Realization Event to occur before the Release Term is over. The form for the above confirmation shall be determined by the Committee, and shall be attached to this Appendix as Exhibit A.

9.2
The Trustee shall not release any shares held by it in accordance with the terms of this Appendix, until the earlier to occur of: (i) in the event that a certain Grantee wishes to sell the shares held for his or her benefit by the Trustee, according to a bona fide transaction; (ii) another event, as shall be determined by the Committee, regarding all, or any part of the Grantees.

9.3
Each grant of Restricted Stock is conditioned upon the Grantee agreeing irrevocably to discharge the Trustee, the Company and any other office holder, employee or agent thereof from any liability with respect of any action or decision duly taken and bona fide executed in relation to the Plan, or relating to any Grant of Restricted Stock.

9.4	The Trustee shall use the voting rights vested in any such shares issued upon the exercise of any Restricted Stock granted under the Plan, in accordance with Exhibit B.

10.	Grant of Restricted Stock not by a Trustee

Notwithstanding the above, the Company shall be entitled to allocate Restricted Stock not according to the Tax Methods, but by direct grant to Grantees, provided, however, that the requirements of Section 102 are met. In the case of a grant of Restricted Stock to Service Providers or their employees, Section 102 shall not apply and such Grantees shall be required to execute Restricted Stock agreements in the form approved by the Board or the Compensation Committee.

11.	Integration of Section 102

11.1
The provisions of the Plan and/or of the Restricted Stock Agreement shall be subject to the provisions of Section 102, and the said provisions shall be deemed an integral part of the Plan and of the Restricted Stock Agreement.

11.2
For the avoidance of doubt, it is hereby clarified that any provisions of Section 102, which are necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Restricted Stock Agreement, shall be considered binding upon the parties to the Plan and/or the Restricted Stock Agreement.

12.	Governing Law and Jurisdiction

This Appendix shall be governed by and construed and enforced in accordance with the laws of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel, shall have sole jurisdiction in any matters pertaining to this Appendix.

13.	Tax Consequences

Any tax consequences arising from the grant or exercise of any Restricted Stock, from the payment for stock covered thereby or from any other event or act (of the Company, and/or its Subsidiaries, and the Trustee or the Grantee), hereunder, shall be borne solely by the Grantee. The Company and/or its Subsidiaries, and the Trustee shall withhold taxes according to the requirements of the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Grantee shall agree to indemnify the Company and/or its Subsidiaries and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Grantee, unless the said liability is a result of default of the Company. The Committee and/or the Trustee shall not be required to release any stock certificate to a Grantee until all required payments have been fully made.

Exhibit A to Appendix A

Restricted Stock Grant Letter Agreement

This letter agreement (the “Agreement”) is made as of ___________, by and among Inksure Technologies, Inc. (the “Company”), a public company organized under the laws of the state of Delaware with its main place of business at 589 Fifth Ave. Suite 401, New York, NY 10017, USA,  and ___________, an Israeli citizen, I.D number _______ (the “Grantee”).

Whereas	The Company has adopted a Stock Plan (together with applicable Appendices, the “Plan”), a copy of which was reviewed by the Grantee; and

Whereas	The Company has resolved to grant to the Grantee Restricted Stock, subject to the terms and conditions herein; and

NOW, THEREFORE, it is agreed as follows:

1.	All terms not defined herein shall have the meaning ascribed to them in the Plan.

2.	The Company has resolved to grant certain amount of Restricted Stock.

3.	The terms of the Restricted Stock are as follows:

3.1	Number of Restricted Stock: ___________ shares of Common Stock.

3.2	Vesting Schedule (if any) –______________.

3.3	Vesting Commencement Date (if any) - ______________.

4.	The grant of the Restricted Stock is conditioned upon, and shall not become effective unless and until the Grantee agreeing to the terms of this Agreement.

5.	Contact details and personal details of the Grantee as supplied by he/she/it:

5.1	Full name: __________.

5.2	Identification / registration number: _____________.

5.3	Address: ______________.

5.4	Telephone (home): _________.

5.5	Cellular Phone: ____________.

5.6	Facsimile: __________.

5.7	E-mail: ____________.

6.	The grant is made in accordance with, and is subject to, the terms of the Plan, including the Plan’s provisions concerning forfeiture and/or repurchase rights, as applicable.

7.
Prior to signing this Agreement, the Grantee had the reasonable opportunity to review the Plan and consult with his / her advisors (such advisors shall not include the Company or anyone on the Company’s behalf) as Grantee deemed fit.

8.	Grantee hereby confirms that he or she received reasonable opportunity to review the Plan and understand its terms, and that Grantee agrees to the terms and provisions of the Plan.

9.
The Grantee acknowledges and agrees that the Company may be merged, or acquired or sold to a third party, and in such case, by signing this Agreement, the Grantee grants the Board, or anyone on behalf of the Board, the right to sign on behalf of such Grantee any document or agreement reasonably necessary, in the Board’s discretion, in order to consummate such acquisition, merger or sale.

10.	Grantee hereby confirms that he or she is aware of the provisions of Section 102 (the updated Section 102 is attached hereto as Exhibit A) and the applicable Tax Method.

11.	Grantee shall not exercise shares (as such term is defined in Section 102) before the Release Term.

12.	Grantee agrees to the terms in the Trust Agreement (attached hereto as Exhibit B).

Sincerely yours,

Inksure Technologies, Inc.	[name]

By:	Name:
Title:

Exhibit B to Appendix A

INKSURE TECHNOLOGIES, INC.

IRREVOCABLE PROXY

The undersigned holder, being an employee/director/service provider of Inksure Technologies, Inc. (the “Company”), a Delaware corporation, or a subsidiary thereof, who holds Common Stock of the Company (the “Shares”), hereby appoints the Company’s Secretary (or another person, in the Company’s discretion) (the “Proxy Holder”) as my proxy to vote for me and on my behalf at shareholders meetings of the Company with respect to the Shares. The Proxy Holder is hereby appointed as my true and lawful proxy and attorney-in-fact, with full power of substitution and revocation, to attend meetings of the shareholders of the Company to be held at any time, or any continuation or adjournment thereof, to vote or take action by written consent with respect to the Shares, on all matters as the Proxy Holder shall determine in its discretion, including, without limitation, shareholders meetings, shareholders actions by written consent and waivers. In addition, the undersigned hereby appoints the Proxy Holder as my true and lawful proxy and attorney-in-fact, with full power of substitution, to receive all notices to which I am entitled to by virtue of contract or the Company’s By Laws or Certificate of Incorporation. Furthermore, the undersigned hereby appoints the Proxy Holder as my exclusive true and lawful proxy and attorney-in-fact, with full power of substitution, to request from the Company and to receive all information or documentation which I am entitled to by virtue of contract, the Company’s By Laws or Certificate of Incorporation or applicable law, as the Proxy Holder shall deem fit in its discretion.

This Proxy is irrevocable, for an indefinite time, or until another date as determined by the Company’s Compensation Committee or Board. The undersigned further agrees that this proxy is coupled with an interest.

In the case that the Shares shall be held for my benefit by a trustee (the “Trustee”), then this Proxy shall act as irrevocable instructions in writing to the Trustee, so the Trustee shall perform all of the above with respect to the Shares.

This Irrevocable Proxy shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles.

This Irrevocable Proxy is effective as of ______, 201_.

Signature
Name:
Date:

Acknowledged and Agreed to: Proxy Holder: _____________

[FORM FOR EXERCISE OF RESTRICTED STOCK]

Inksure Technologies, Inc.
[complete]

Re:	Exercise of Restricted Stock under the Inksure Technologies, Inc. 2011 Stock Purchase Plan

Gentlemen:

I hereby elect to receive the Restricted Stock granted to me pursuant and subject to the terms and conditions of the Restricted Stock Grant Letter Agreement between the Company and me dated as of _______, 201_ (the “Restricted Stock Agreement”) by and to the extent of purchasing _____ shares of Common Stock, $.01 par value per share, of Inksure Technologies, Inc. (the “Company”) for the exercise price of $_____ per share.

Enclosed please find payment, in cash of the purchase price for said shares.  If I am making payment of any part of the purchase price by delivery of shares of Common Stock of the Company, I hereby confirm that I have investigated and considered the possible income tax consequences of making payments in that form.  I agree to provide the Company an amount sufficient to satisfy the obligation of the Company to withhold any and all taxes taxes.

Also enclosed are executed letters concerning my investment intent representations.

I specifically confirm to the Company that the shares shall be held subject to all of the terms and conditions of the Restricted Stock Grant Letter Agreement.

Dated:	Very truly yours, __________________________________ (Signed by the Employee or other party duly exercising Restricted Stock)

[Date]

Inksure Technologies, Inc.
[complete]

Gentlemen:

In connection with my acquisition of [Number] shares of the Common Stock, $.01 par value per share (the “Shares”), of Inksure Technologies, Inc. (the “Company”), from [from the Company at a price of [Amount] per share/from [Name of Seller] for a purchase price of [Amount] per share], I hereby represent to the Company that I am acquiring the Shares to be purchased for my own account for investment and not with a view to, or for resale in connection with, any distribution thereof or the grant of any participation therein, and that I have no present intention of distributing or reselling any thereof, or granting any participation therein.  My acquisition of the Shares will be a representation by me to the Company that I am then acquiring the Shares for my own account for investment with no intention of making any distribution thereof.  I represent that I understand that there is no trading market for shares of the Company Common Stock, there is no assurance that such market will ever develop, and that any routine resales of the Shares made in reliance upon Rule 144 under the Securities Act of 1933 (the “Act”), if Rule 144 becomes available with respect to shares of the Company’s Common Stock, can be made only in limited amounts in accordance with the terms and conditions of that Rule, and as long as Rule 144 is not available with respect to the Shares, absent registration, compliance with Regulation A under the Act or some other exemption will be required for any resale.  The Company is under no obligation to me to register the Shares under the Act, to comply with any exemption under the Act or to furnish me with any information necessary to enable me to sell shares of the Company’s Common Stock under Rule 144.

I represent that I fully understand the nature of the risks involved in purchasing the Shares, I am qualified by my own experience to evaluate investments of this type and I am able to bear the economic risks of this investment which may include a total loss of the investment or holding the shares indefinitely.  I represent and warrant that I have determined that my investment is a suitable one for me to make in light of all the circumstances, further represent that I have had the opportunity to ask questions of and receive answers from the officers and other employees of the Company regarding the terms and conditions of this purchase as well as the affairs of the Company and related matters and that I have had the opportunity to obtain additional information necessary to verify the accuracy of the information so obtained.

I further represent that I have full authority to carry out this transaction without the consent of any other person.

_______________________________________
[Name]

Appendix B

Inksure Technologies, Inc.

Audit Committee Charter

This Charter of the Audit Committee (the “Charter”) has been adopted by the Board of Directors (the “Board”) of Inksure Technologies, Inc. (the “Company”).  The Audit Committee (the “Committee”) shall review and reassess this Charter annually and recommend any proposed changes to the Board for approval.

A.            Role

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to review and oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company’s independent auditor to prepare or issue an audit report on the financial statements of the Company and internal control over financial reporting, and the performance of the Company’s internal audit function (CEO and CFO) and independent auditor. The Committee reviews and assesses the qualitative aspects of financial reporting to shareholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent auditor. In fulfilling its purpose, the Committee shall maintain free and open communication with the Company’s independent auditors, and management.

B.            Membership

The Committee shall consist of no fewer than three (3) directors, as determined by the Board. Each Committee member shall meet the independence requirements of the U.S Securities and Exchange Commission (“SEC”), and any other requirements set forth in applicable laws, rules and regulations. All Committee members shall have basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one Committee member shall meet the requirements of an “audit committee financial expert” as such term is defined by the SEC. This member shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience.

Audit Committee members shall be appointed annually by a majority vote of the Board. Each Committee member shall carefully evaluate existing time demands before accepting Committee membership.  No director may serve as a Committee member if such director serves on the audit committee of more than two (2) other public companies, unless the Board expressly determines that such service would not impair that director’s ability to serve on the Committee and such determination is disclosed in the Company’s annual proxy statement.  The Committee members may be removed, with or without cause, by a majority vote of the Board.

No member of the Committee shall receive compensation from the Company other than (i) director’s fees for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive and (ii) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company.

C.            Chairman

The Committee shall include a Committee chairman. The Committee chairman shall be appointed by a majority vote of the Board. The Committee chairman shall be entitled to chair all regular sessions of the Committee add topics to the agenda and cast a vote to resolve any ties.

D.            Operations

The Committee shall meet at least one (1) time per quarter, or more frequently as circumstances dictate, and all Committee members shall strive to attend all Committee meetings. At least two Committee meetings each year shall be in person. Directors physically present outside the United States may participate in all other Committee meetings by telephone or by any other similar technology that permits instantaneous and simultaneous communication. The Committee meetings shall follow a set agenda established by the Committee.

The Chairman may call a Committee meeting upon notice to each other Committee member at least forty-eight (48) hours prior to the meeting. A majority of the Committee members shall constitute a quorum. The Committee shall be responsible for maintaining minutes and other applicable records of each Committee meeting. The Committee shall report its actions and recommendations to the Board at the next Board meeting after each Committee meeting.

The Committee shall meet separately in executive sessions with management, the independent auditors and those responsible for the internal audit functions (CEO and CEO), on a periodic basis, to discuss any matter that the Committee or any of these groups believes may warrant Committee attention.

E.            Duties and Responsibilities

In furtherance of its purpose, the Committee shall have the following duties and responsibilities:

1.           To review major issues regarding accounting principles, policies, practices and judgments, budgets and financial statement presentations, including (i) any significant changes to the Company’s selection or application of accounting principles, (ii) the adequacy and effectiveness of the Company’s internal controls and (iii) any special audit steps adopted in light of material control deficiencies.

2.           To review analyses prepared by management, the independent auditors and/or others setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

3.           To review the effect of regulatory and accounting initiatives and off-balance sheet structures on the Company’s financial statements.

4.           To review the type and presentation of information to be included in the Company’s earnings press releases, paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information, as well as review and discuss earnings press releases and any financial information and earnings guidance provided to analysts and rating agencies.

5.           To review, or oversee the review of, internal audit functions that ensure the appropriate control process is in place for reviewing and approving the Company’s internal transactions and accounting.

6.           To periodically discuss with the Board the adequacy and effectiveness of the Company’s internal controls.

7.           To discuss with management and the independent auditors the integrity of the Company’s financial reporting processes and controls, including policies and guidelines with respect to risk assessment and risk management and the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

8.           To review and discuss with management and the independent auditors the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations,” and any other matters required to be reviewed under applicable legal, regulatory or SEC requirements.

9.           Recommend to the Board of Directors whether the Company’s consolidated financial statements should be accepted by the Board.

10.           To prepare the report required to be included in the Company’s annual proxy statements pursuant to the proxy rules promulgated by the United States Securities and Exchange Commission (the “SEC”) or, if the Company does not file a proxy statement, in the Company’s annual report.

11.           To discuss with management and the independent auditors the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles and underlying estimates in its financial statements.

12.           To review and discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports and employee complaints concerning financial matters which raise material issues regarding the Company’s financial statements or accounting policies.

13.           To discuss with the independent auditors and management, as appropriate, any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61 not otherwise addressed in this Charter.

14.           To discuss with the independent auditors, prior to the filing of the audit report with the SEC, reports from management and the independent auditors regarding (i) all critical accounting policies and practices used by the Company, (ii) all material alternative accounting treatments within GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments and the treatment preferred by the accounting firm and (iii) other material written communications between the independent auditor and management.

15.           To discuss periodically with the Company’s CEO and CFO (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data, (ii) any significant changes in internal controls, including internal control over financial reporting, or other factors that could significantly affect such internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses and (iii) any fraud involving management or other employees who have a significant role in the Company’s internal controls.

16.           To review the internal control reports of management prepared pursuant to the rules and regulations of the SEC promulgated under the Sarbanes-Oxley Act of 2002 prior to filing with the SEC.

17.           To evaluate and oversee and to make recommendations to the Board regarding the appointment, retention and compensation of the independent auditors engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and to resolve any disagreements between management and the independent auditors. To approve in advance, or, in the alternative, to establish and periodically review preapproval policies and procedures for all audit engagement fees and terms, including the retention of the independent auditors for any significant permissible non-audit engagement or relationship. To have direct responsibility for the oversight of the independent auditors.  The Committee shall inform each registered public accounting firm performing work for the Company that such firm shall report directly to the Committee. The Committee should also take into account the opinions of management in its dealings with the independent auditors.

18.           To annually evaluate the experience, qualifications, performance and independence of the independent auditors, including their lead partners. To assure the regular rotation of the audit partners, including the lead and concurring audit partners, as required by applicable laws, rules and regulations. To consider whether there should be regular rotation of the independent auditors. The Committee should take into account the opinions of management in its evaluation of the independent auditors. The Committee should present its conclusions with respect to the independent auditors to the full Board.

19.           To obtain and review, on an annual basis, a formal written report from independent auditors (if hired by the Company) describing (i) the auditing firm’s internal quality control procedures; (ii) any material issues raised within the preceding five (5) years by the auditing firm’s internal quality-control reviews, peer reviews, or any governmental or other inquiry or investigation relating to any independent audit conducted by the auditing firm, and the steps taken to deal with such issues; and (iii) all relationships between the independent auditors and the Company.

20.           To discuss with the independent auditors any disclosed relationships between the auditors and the Company or any other relationships that may adversely affect the objectivity or independence of the independent auditor.  To discuss with the independent auditors any services provided to the Company or any other services that may adversely affect the objectivity and independence of the independent auditor.  To take, or to recommend that the frill board take, appropriate action to oversee the objectivity and independence of the independent auditor.

21.           To review with the independent auditors any audit problems or difficulties, together with management’s responses, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreements with management.

22.           To review the independent auditors’ audit plan, including its scope, staffing, locations, reliance upon management and general audit approach.

23.           To resolve any disagreements between management and the independent auditor about financial reporting.

24.           To review and approve in advance all related party transactions for potential conflict of interest situations on an ongoing basis, including transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company’s business.

25.           To establish clear guidelines for the hiring of current or former employees of the Company’s independent auditors.

26.           To review and discuss with the independent auditors the quality of the Company’s financial and auditing personnel and the responsibilities, budget and staffing of the Company’s internal audit functions.

27.           To review with the Company’s legal counsel on a quarterly basis, or more frequently as circumstances dictate, any legal matters that could have a significant impact on the Company’s financial statements or the Company’s compliance with applicable laws, rules and regulations, any breaches of fiduciary duties and inquiries received from, regulators or governmental agencies.

28.           To establish and maintain procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and any anonymous submission by the Company’s employees of concerns regarding questionable accounting, auditing or any other matters regarding the Company which were addressed to audit committee through the Company’s whistle blower or by any other way.

29.           To conduct any investigation appropriate to fulfill its responsibilities with the authority to have direct access to the independent auditors as well as anyone in the Company.

30.           To ensure that no improper influence on the independent directors is exerted by any officers or directors of the Company or any person acting under their direction.

31.           To keep abreast of new accounting and reporting standards promulgated by the Public Company Accounting Oversight Board, the FASB, the SEC and other relevant standard setting bodies.

32.           To approve ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

33.           To perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

34.           In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. The Committee will have access to the Company’s books, records, facilities, and personnel. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

35.           The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

In addition to the above responsibilities, the Committee will undertake such other duties as the Board of Directors delegates to it, and will report periodically to the Board regarding the Committee’s examinations and recommendations.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  That is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to assure compliance with the Company’s Standards of Business Conduct.  Furthermore, while the Committee is responsible for reviewing the Company’s policies and practices with respect to risk assessments and management, it is the responsibility of the Chief Executive Officer and senior management to determine the appropriate level of the Company’s exposure to the risk.

F.             Outside Advisors

The Committee, acting by majority vote, shall have the authority to retain, at the Company’s expense, external legal, accounting, or other advisors or experts it deems necessary to perform its duties.  The Committee shall retain these advisors ~~without seeking~~after obtaining Board approval and the Board shall have sole authority to approve related fees and retention terms.

G.             Annual Performance Evaluation

The Committee shall conduct an annual self performance evaluation, including an evaluation of its compliance with this Charter. The Committee shall report on its annual self performance evaluation to the Board.

Appendix C

Inksure Technologies, Inc.

Compensation Committee Charter

A.           Purpose

The role of the Compensation Committee (the “Committee”) is to advise and make recommendations to the Board of Directors (the “Board”) of Inksure Technologies, Inc. (the “Company”) relating to the compensation of the Company’s executive officers, administration of all plans of the Company under which Company securities may be acquired by directors, executive officers, employees and consultants and to produce the report on executive compensation in the Company’s annual proxy statement in accordance with applicable rules and regulations. The Committee will report to the Board which will have the final decisions with respect to all such matters.

B.           Functions

In order to carry out its mission and function, the Committee has the authority to perform the following tasks and processes, as well as any functions as shall be required of compensation committees by the rules of any securities exchange or automated inter-dealer quotation system on which any of the Company’s securities are traded and the Securities and Exchange Commission (the “SEC”). The tasks and processes are set forth as a guide, and not as minimum requirements, with the understanding that the Committee may supplement them as appropriate, or may choose to fulfill its responsibilities in other ways which it deems advisable in its business judgment.

1.
Annually review and recommend for the chief executive officer (the “CEO”) and the executive officers of the Company (i) the annual base salary level; (ii) the annual and/or quarterly incentive opportunity level, including the specific goals and amount; (iii) the equity compensation; (iv) employment agreements, severance arrangements, change in control agreements and indemnification agreements, if any such agreements or arrangements are proposed; and (v) any other benefits, compensation or arrangements. In reviewing and recommending such compensation, the Committee will consider such factors as it deems appropriate in its business judgment, including the Company’s performance. The CEO may not vote on any of these matters and may not be present during discussions of his or her compensation.

2.
Annually review the performance of the CEO with input from the other independent directors; review and approve goals and objectives for the CEO consistent with the Company’s objectives. The Committee shall prescribe such procedures as it determines necessary to conduct an evaluation of the CEO.

3.	Review and recommend compensation packages for new corporate officers and termination packages for corporate officers.

4.
Review on a periodic basis the Company’s executive compensation (i) to ensure the attraction and retention of corporate officers; (ii) to ensure the motivation of corporate officers to achieve the Company’s business objectives, and (iii) to align the interests of key management with the long-term interests of the Company’s stockholders.

5.
Annually produce for review by the Board a report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations.  Deliver such reports or communications relating to compensation as may be required by applicable law, or which the Committee otherwise determines in its business judgment to be necessary or advisable.

6.	Establish and recommend to the Board incentive compensation plans (including equity plans), pension and profit sharing plans, stock purchase plans, bonus plans and similar programs.

7.	Consider management proposals regarding retirement, long-term disability and other management welfare and benefit plans.

8.	Review and recommend an appropriate insurance coverage strategy for the Company’s directors and officers.

9.
Recommend the Company’s grants and awards to officers under the Company’s equity compensation plans. Recommend the Company to make grants to other employees under the Company’s equity compensation plan.

10.	To the extent that a plan provides for administration by the Board or a committee of the Board, serve as the committee administering such plan of the Company.

11.	Periodically review its own performance and report regularly to the Board as to its activities.

12.	Review and reassess the adequacy of this Charter annually, and recommend and propose changes to the Board for approval.

13.	Review periodic reports from management on matters relating to the Company’s personnel appointments and practices.

14.	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law as the Committee and the Board deems necessary or appropriate.

C - 2

C.           Composition

The Committee shall consist of at least three (3) directors.  The members of the Committee shall be appointed by the Board and may be removed by the Board at its discretion. All members of the Committee shall, in the Board’s judgment, meet the applicable independence requirements of any securities exchange or automated inter-dealer quotation system on which any of the Company’s securities are traded, be “non-employee directors” as defined by Rule 16b-3 of the Securities Exchange Act of 1934, and be “outside directors” as defined by Section 162(m) of the Internal Revenue Code (the “Code”). Members of the Committee shall serve until their resignation, death, removal by the Board or until their successors are appointed. A Committee member shall be automatically removed without further action of the Board if the member ceases to be a director of the Company or is found by the Board no longer to be an “independent,” “non-employee” or “outside” director, as those terms are amended from time to time.  The Committee shall include a Committee Chairperson. If a Chairperson is not designated or present, the members of the Committee may designate a Chairperson by majority vote.

D.           Meetings

The Committee shall meet either in person or telephonically at least twice per year at a time and place determined by the Chairperson of the Committee, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed appropriate or desirable by the Chairperson of the Committee. It is expected that Committee members shall be present at all Committee meetings. The Committee Chairperson may call a Committee meeting upon due notice of each other Committee member at least forty-eight (48) hours prior to the meeting.  Attendance by a Committee member at any meeting called on less than 48 hours' notice shall be deemed a waiver of notice unless such attendance is for the sole purpose of contesting the validity of such meeting.  Members of senior management or others may attend meetings of the Committee at the invitation of the Chairperson of the Committee and shall provide pertinent information as necessary. The Chairperson of the Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting.  The Chairperson of the Committee will also cause minutes of each meeting to be prepared and circulated to the Committee members.  The Committee may designate a non-voting Secretary or Acting Secretary for the Committee, who shall assist in the administration of meetings and prepare the minutes of such meeting as requested by the Committee.

A majority of the members of the Committee shall constitute a quorum for all purposes.  The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (i) any provision of this Charter; (ii) any provision of the By-laws or Certificate of Incorporation of the Company; or (iii) the laws of the state of Delaware.

E.           Authority to Engage Advisors

The Committee, subject to approval by the Board, shall have the resources and authority necessary to retain and approve the fees of legal and other advisors, including compensation consultants, as necessary for the fulfillment of its responsibilities. Any communication between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

C - 3